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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):              January 25, 1995
_______________________________________________________________________________




                           GFC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-11011                        86-0695381
_______________________________________________________________________________
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                   85077
_______________________________________________________________________________
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                602/207-6900
                                                   ____________________________

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Item 5.  Other Events.


         GFC Financial Corporation announced on January 25, 1995 the change of its name to The FINOVA Group Inc. along with the change in its principal operating subsidiary's name from Greyhound Financial Corporation to FINOVA Capital Corporation. Beginning February 1, 1995, the FINOVA Group's common stock will be listed on the New York Stock Exchange under the symbol "FNV". FINOVA Capitol Corporation's debt listed on the New York Stock Exchange will be traded under the symbol "FNVA 02".

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                                    Title
                 -----------------         ---------------------------------------------------
                        3(i)               Press Release of GFC Financial Corporation
                                           dated January 25, 1995





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           GFC FINANCIAL CORPORATION

                                  (Registrant)



Dated:  January 25, 1995 By                /s/  Bruno A. Marszowski
                           _____________________________________________________
                           Bruno A. Marszowski, Senior Vice President,
                           Chief Financial Officer and Controller
                           Principal Financial Officer/Authorized Officer





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